UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    December 15, 2016

AUTHENTIDATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:    0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center
300 Connell Drive, 5th Floor
Berkeley Heights, New Jersey 07922
(Address and zip code of principal executive offices)

(908) 787-1700
(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required to be disclosed pursuant to Item 1.01 and Item 3.02 of Current Report Form 8-K, the information set forth in response to Item 8.01 of this Current Report on Form 8-K is incorporated by reference to Item 1.01 and Item 3.02 of this Current Report on Form 8-K.

Item 8.01	Other Events.

As previously reported, Authentidate Holding Corp. (the “Company” or “AHC”) and Peachstate Health Management LLC, d/b/a AEON Clinical Laboratories (“AEON”) entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), and on January 27, 2016, the parties completed the merger. As a result of the merger, AEON became a wholly-owned subsidiary of AHC.

Pursuant to the Merger Agreement, and as previously reported, former members of AEON may be entitled to additional earnout payments, payable by AHC in shares of its common stock (as defined below, the “Earnout Shares”) based upon stockholder approval and the achievement of certain earnings milestones of the AEON business.

To date, the parties have determined that an aggregate of 1,396,126 Earnout Shares have been earned in accordance with the Merger Agreement. On December 15, 2016, the parties entered into Amendment No. 2 (“Amendment No. 2”) to the Merger Agreement to modify the definition of “Target Members” as set forth in the Merger Agreement, and subsequently issued the aforementioned Earnout Shares. Following such issuance, there are 7,168,159 shares of AHC Common Stock outstanding.

Further, as previously reported, the Company announced that on August 7, 2016, the employment of Richard Hersperger, Chief Executive Officer of Authentidate Holding Corp., terminated and that Hanif (“Sonny”) Roshan, the Company’s Chairman, assumed the position of Chief Executive Officer. Since that time, the Company has not been able to enter into a mutually agreeable separation agreement with Mr. Hersperger, as originally anticipated. The Company and Mr. Hersperger continue to dispute Mr. Hersperger’s entitlement to any shares of the Company’s Common Stock and other severance benefits.

The Earnout Shares have been issued in a private placement exempt from registration under Section 4(a)(2) of the Act and Rule 506(b) of Regulation D, because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met. The foregoing summary of Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is attached to this Form 8-K:

Exhibit No.	Description

2.1	Amendment No. 2 dated as of December 15, 2016 to Amended and Restated Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ William Henry
	Name:	William Henry
	Title:	Chief Operating Officer
Date: December 21, 2016

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment No. 2 dated as of December 15, 2016 to Amended and Restated Merger Agreement.